TheUBSFunds

Prospectus Supplement

February 17, 2009

Dear Investor,

The purpose of this supplement to the Prospectus of the UBS U.S. Large Cap Growth Fund series (the “Fund”) of The UBS Funds (the “Trust”) dated October 28, 2008, is to notify shareholders of certain proposals affecting the Fund that were approved by the Board of Trustees (the “Board”) of the Trust on February 12, 2009:

Proposed merger of the Fund into the Laudus Growth Investors U.S. Large Cap Growth Fund series (the “Laudus Fund”) of the Laudus Trust

The Board has determined that it is in the best interest of the Fund and its shareholders to approve the submission of an Agreement and Plan of Reorganization (the “Plan”) to shareholders of the Fund under which substantially all of the assets of the Fund would be transferred to the Laudus Fund in exchange for shares of the Laudus Fund (the “Merger”). The Laudus Fund is expected to pursue an investment objective that is substantially similar to that of the Fund and is expected to be sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM (Americas)”), the current investment adviser of the Fund. The investment adviser of the Laudus Fund is expected to be Charles Schwab Investment Management, Inc. (“CSIM”). Under the Plan, shareholders of each class of the Fund would receive shares of a single class of shares of the Laudus Fund equal in value to their investment in the Fund. The Merger is intended to be a tax-free transaction.

More information about the proposed Merger will be provided to shareholders in proxy materials, which are expected to be mailed in April 2009. If approved by Fund shareholders, the Merger is expected to occur in the beginning of the third quarter of 2009.

Closure of Fund to new investments

In connection with the proposed Merger, effective as of the close of business on March 2, 2009, the Board approved the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. Therefore, the Fund will no longer offer shares for purchase, except for Class A and Class Y shares that are purchased by existing investors through systematic purchase plans, various wrap programs and 401(k)/ retirement plans, each of which may continue to purchase shares until it is practicable for such contributions to be terminated. Of course, shareholders will continue to be able to redeem their shares.

Item #ZS-372

Waiver of annual Rule 12b-1 distribution fees and redemption fees and elimination of contingent deferred sales charges on redemptions

Also in connection with the proposed Merger, effective as of the close of business on March 2, 2009, the Board approved (a) the waiver of the annual Rule 12b-1 distribution fee of 0.75% of average net assets that is charged to the shareholders of Class B and Class C shares; (b) the waiver of the 1.00% redemption fee that is charged on sales or exchanges of any Class of shares of the Fund less than 90 days after purchase; and (c) the elimination of all contingent deferred sales charges (CDSC) assessed on redemptions that are charged on Class A shares (on purchases above $1 million), Class B shares and Class C shares. The annual service fee of 0.25% of average net assets that is charged on Class A, Class B and Class C shares was not eliminated. With respect to exchanges of shares of the Fund for shares of another UBS Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the UBS Family Fund acquired in the exchange.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR PROSPECTUS DATED OCTOBER 28, 2008.